SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 26, 2002

Sunrise Telecom Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-30757	77-0291197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 Enzo Drive, San Jose, California	95138

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 363-8000

Inapplicable

(Former name or former address if changed since last report)

Item 5.	Other Matters.

On September 26, 2002, Sunrise Telecom Incorporated (the “Company”) issued a press release announcing the appointment of Paul A. Marshall as Acting Chief Financial Officer. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Number	Exhibit

99.1	Press Release dated September 26, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRISE TELECOM INCORPORATED (Registrant)

Date:	September 26, 2002	By:	/s/ PAUL A. MARSHALL
Paul A. Marshall Chief Operating Officer and Acting Chief Financial Officer

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